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                         PLEDGE AND SECURITY AGREEMENT


         THIS PLEDGE AND SECURITY AGREEMENT (the "Pledge Agreement"), dated as of December 30, 1997, is made by INSIGNIA PROPERTIES TRUST, a Maryland real estate investment trust (the "Pledgor"), in favor of FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent (the "Agent") for the ratable benefit of itself, Lehman Commercial Paper Inc. ("Lehman") as Syndication Agent, and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as hereinafter defined).


                              STATEMENT OF PURPOSE

         Pursuant to the terms of the Credit Agreement of even date among Insignia Properties, L.P. (the "Borrower"), the Lenders, the Agent and Lehman (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), the Lenders extended a certain credit facility to the Borrower as more particularly described therein.

         Pursuant to the terms and conditions of the Unconditional Guaranty Agreement of even date executed by the Pledgor as guarantor in favor of the Agent for the benefit of the Agents and the Lenders, the Pledgor guaranteed the Obligations of the Borrower under the Credit Agreement (as supplemented, the "Guaranty"). The Pledgor is the general partner of the Borrower, and all Loans to the Borrower will inure directly or indirectly to benefit the Pledgor.

         The Pledgor is the legal and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by the issuers (the "Issuers") listed on Schedule I hereto, (b) the Membership Interests (as hereinafter defined) in the limited liability companies (the "Companies") listed on
Schedule I hereto, and (c) the Partnership Interests (as hereinafter defined) in the partnerships (the "Partnerships") listed on Schedule I hereto.

         In connection with the transactions contemplated by the Credit Agreement and as a condition precedent to the extensions of credit thereunder, the Lenders have requested, and the Pledgor has agreed to execute and deliver, this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises, the Pledgor hereby agrees with the Agent for the ratable benefit of itself, Lehman and the Lenders as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (including the preamble and statement of purpose) are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of South Carolina.
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                  "Collateral" means the Stock Collateral, the LLC Collateral and the Partnership Collateral.

                  "LLC Collateral" means all of the Membership Interests of the Pledgor in the Companies and all Proceeds therefrom.

                  "Membership Interests" means the entire membership interest of the Pledgor in each Company listed on Schedule I hereto, including without limitation, the Pledgor's capital account, its interest as a member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Companies, its interest in all distributions made or to be made by the Companies to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a member of the Companies, whether set forth in the membership agreement of the Companies, by separate agreement or otherwise.

                  "Obligations" means the Guaranteed Obligations under the Guaranty.

                  "Partnership Collateral" means all of the Partnership Interests of the Pledgor in the Partnerships and all Proceeds therefrom.

                  "Partnership Interests" means the entire partnership interest of the Pledgor in each Partnership listed on Schedule I hereto, including without limitation, Pledgor's capital account, its interest as a partner in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships, its interest in all distributions made or to be made by the Partnerships to the Pledgor and all of the other economic rights, titles and interests of the Pledgor as a partner of the Partnerships, whether set forth in the partnership agreement of the Partnerships, by separate agreement or otherwise.

                  "Permitted Liens" means Liens permitted pursuant to Section
         9.3 of the Credit Agreement.

                  "Pledge Agreement" means this Pledge and Security Agreement, as amended or modified.

                  "Pledged Stock" means the shares of capital stock of each Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor while this Pledge Agreement is in effect.

                  "Proceeds" means all "proceeds" as such term is defined in
         Section 9-306(1) of the Code on the date hereof.

                  "Stock Collateral" means the Pledged Stock and all Proceeds therefrom and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon, proceeds of sale thereof or distributions with respect thereto.

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         2. Pledge and Grant of Security Interest. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Agents and the Lenders, all the Pledged Stock and hereby grants to the Agent, for the ratable benefit of the Agents, and Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. Stock Powers; Register of Pledge.

                  (a) Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor;

                  (b) Concurrently with the execution of this Pledge Agreement, the Pledgor shall send to each Company and Partnership listed on
         Schedule I hereto written instructions substantially in the form of Exhibit A hereto and shall cause each such Company or Partnership to, and each such Company or Partnership shall, deliver to the Agent the Transaction Statement in the form of Exhibit B hereto, confirming that each such Company or Partnership has registered the pledge effected by this Pledge Agreement on its books.

         4. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations as a member of the Companies to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Agent or any Lender of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as a member of the Companies, and (c) neither the Agent nor any Lender shall have any obligation or liability as a member of the Companies by reason of this Pledge Agreement.

         5. Representations and Warranties. To induce the Agent and Lenders to execute the Credit Agreement and to accept the security contemplated hereby and the Lenders to make extensions of credit under the Credit Agreement, the Pledgor hereby represents and warrants that:

                  (a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of all classes of the capital stock of the Issuers;

                  (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Collateral listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement or Permitted Liens;

                  (d) the jurisdiction in which the Pledgor is located for purposes of Sections 9-103 and 9-401 of the UCC is the address set forth on Schedule II; and

                  (e) upon delivery to the Agent of the stock certificates evidencing the Pledged Stock and the filing of properly completed financing or other statements in all necessary

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         jurisdictions, the Lien on the Collateral granted pursuant to this
         Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor.

         6. Certain Covenants. The Pledgor covenants and agrees with the Agent for the ratable benefit of the Agents and Lenders that, except as permitted under the Credit Agreement, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

                  (a) The Pledgor will not without thirty (30) days prior written notice to the Agent change its name, identity or corporate structure so as to make any financing or other statement filed as provided herein become seriously misleading. The Pledgor will, upon reasonable request of the Agent, execute such financing statements, notices of lien, notices of assignment and continuations or amendments to any of the foregoing, and other documents (and pay the costs of filing or recording the same in all public offices deemed necessary by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request to establish and maintain a valid perfected pledge and security interest in the Collateral. The Pledgor hereby constitutes and appoints the Agent (and any of its officers) as its attorney-in-fact with full power and authority to execute and deliver all documents necessary to perfect and keep perfected the security interests created hereby. This power of attorney hereby granted is a special power of attorney coupled with an interest and shall be irrevocable by the Pledgor.

                  (b) The Pledgor agrees that as a member of the Companies it will abide by, perform and discharge each and every material obligation, covenant and agreement to be abided by, performed or discharged by a member under the terms of the articles of organization and operating agreements of the Companies, at no cost or expense to the Agent and the Lenders.

                  (c) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent, hold the same in trust for the Agent and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. In addition, any sums paid upon or in respect of any Collateral upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and upon the recapitalization or reclassification of any Issuer, any new securities issued in connection with or in exchange for any Collateral shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of any Collateral shall be received by the


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         Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

                  (d) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Permitted Liens. The Pledgor will defend the right, title and interest of the Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (e) At any time and from time to time, upon the reasonable written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (f) The Pledgor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

         7. Cash Dividends and Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its rights pursuant to
Section 8 below, the Pledgor shall be permitted to receive all cash dividends and other distributions paid in accordance with the terms of the Credit Agreement in respect of the Collateral and to exercise all voting and corporate, membership or partnership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate, membership or partnership right exercised or other action taken which would constitute an Event of Default.

         8. Rights of the Agent.

         (a) If an Event of Default shall occur and be continuing and the Agent shall give ten (10) Business Days prior written notice of its intent to exercise such rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends and distributions paid in respect of the Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its


                                       5
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nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of each Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Lender of any right or remedy against the Borrower, the Guarantors or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         9. Remedies. If an Event of Default shall occur and be continuing, with the consent of the Required Lenders, the Agent may, and upon the request of the Required Lenders, the Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Agent's remedies, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Section 8 hereof or any Applicable Law) to or upon the Pledgor, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices (except any notice required by Section 8 hereof or any Applicable Law) are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere in a commercially reasonable manner. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it in a collateral account to be held by the Agent for the benefit of itself and the other Lenders; and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligations, in the order set forth in the Credit Agreement, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them in good faith of any rights hereunder. Notice of a proposed sale or other disposition of Collateral shall be given in writing to the Pledgor and deemed reasonable and proper if given at least 10 Business Days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

         10. Private Sales. () The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit such Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (b) The Pledgor further agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 10 valid and binding and in compliance with any and all other Applicable Laws.

         11. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by the Agent or any Lender, or the receipt of any amounts by the Agent or any Lender with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or the other Guarantors or against any other collateral security held by the Agent or any Lender for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Borrower or the other Guarantors in respect of payments made by the Pledgor in connection with the Collateral, or amounts realized by the Agent or any Lender in connection with the Collateral, until all amounts owing to the Agent and Lenders on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Agent, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Agent in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Agent, if required) to be applied


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against the Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

         12. Amendments, etc. With Respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Borrower or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Pledgor, on the one hand, and the Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice (except as required by the Credit Agreement) of default or nonpayment to or upon the Pledgor with respect to the Obligations.

         13. Limitation on Duties Regarding Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         14. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer, Partnership and Company to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer, Partnership and Company shall be fully protected in so complying.

         15. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

                                       8
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         16. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Section Headings. The section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         18. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 19 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         19. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and Agent; provided that (a) any provision of this Pledge Agreement may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent and (b) any consent or waiver by the Agent to any amendment, supplement or modification hereto shall be subject to approval thereof by each of the Lenders or Required Lenders, as applicable, in accordance with Section 12.9 of the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

         20. Governing Law, etc. () This Pledge Agreement, unless otherwise expressly set forth herein, shall be governed by, construed and enforced in accordance with the laws of the State of South Carolina, without reference to the conflicts or choice of law principles thereof.

         (b) The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Greenville County, South Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Pledge Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Agent in connection with this Pledge Agreement or any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, by registered or certified mail, return receipt requested, otherwise in the manner specified in Section 21. Nothing in this Section 20 shall affect the right of the Agent to serve legal process in any


                                       9
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other manner permitted by Applicable Law or affect the right of the Agent to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

         (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT AND EACH LENDER BY THEIR ACCEPTANCE OF THIS PLEDGE AGREEMENT OR THE BENEFITS HEREOF AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR ANY DISPUTE IN CONNECTION WITH THIS PLEDGE AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         21. Notices. All notices and communications hereunder shall be given to the addresses and otherwise in accordance with Section 12.1 of the Credit Agreement.

         22. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer, Partnership or Company shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed under seal and delivered as of the date first above written.


                                    INSIGNIA PROPERTIES TRUST



                                    By:      ________________________________
                                             Name:___________________________
                                             Title:   _______________________

                                   SCHEDULE I
                                   To Pledge
                                   Agreement



                          DESCRIPTION OF PLEDGED STOCK

                  Class of               Stock                     No. of
Issuer             Stock           Certificate No.   .             Shares
------            --------         -------------------             ------





                       DESCRIPTION OF MEMBERSHIP INTEREST

                                             LLC                    No. of
Company                                Certificate No.              Shares
-------                                ---------------              ------





                      DESCRIPTION OF PARTNERSHIP INTEREST

Partnership                                        Partnership Interest
-----------                                        --------------------

                                  SCHEDULE II
                                   To Pledge
                                   Agreement

                             Address of the Pledgor


                          One Insignia Financial Plaza
                        Greenville, South Carolina 29602

                         Supplement to Pledge Agreement


         PLEDGE AGREEMENT SUPPLEMENT, dated as of __________, 199__ (the "Supplement"), made by INSIGNIA PROPERTIES TRUST, a Maryland real estate investment trust (the "Pledgor"), in favor of First Union National Bank, a national banking corporation, as Administrative Agent (in such capacity, the "Agent"), under the Credit Agreement (as defined in the Pledge Agreement referred to below) for the benefit of itself and the Lenders (as so defined).

         1. Reference is hereby made to that Pledge Agreement, dated as of December 30, 1997, made by the Pledgor in favor of the Agent (as amended, restated, modified or otherwise supplemented from time to time as of the date hereof, the "Pledge Agreement"). This Supplement supplements the Pledge Agreement, forms a part thereof and is subject to the terms thereof. Terms defined in the Pledge Agreement are used herein as therein defined.

         [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby delivers to the Agent, for the benefit of the Lenders, all of the issued and outstanding shares of capital stock of [INSERT NAME OF NEW SUBSIDIARY] (the "New Issuer") listed below, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect to such stock which the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Additional Pledged Stock and all Proceeds thereof.]

                                       or

         [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby grants to the Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the entire partnership interest of Pledgor (the "Additional Partnership Interest") in [INSERT NAME OF NEW PARTNERSHIP] (the "New Partnership") listed below and all Proceeds thereof (as used in the Pledge Agreement as supplemented by this Supplement, "Partnership Interests" shall be deemed to include the Additional Partnership Interest).]


                                       or

         [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby delivers to the Agent, for the ratable benefit of the Agents and the Lenders, all of the certificates of limited liability company interests issued by [INSERT NAME OF NEW LIMITED LIABILITY COMPANY] (the "New Company") listed below, and hereby grants to the Agent, for the ratable benefit of the Agents and Lenders, a first priority security interest in the Membership Interest of the Pledgor (the "Additional Membership Interest") in the New Company, and all Proceeds thereof (as used in the Pledge Agreement as supplemented by this Supplement, "Membership Interest" shall be deemed to include the Additional Membership Interest).]

         3. The Pledgor hereby represents and warrants that the representations and warranties contained in paragraph 5 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the ["Pledged Stock" to include the Additional Pledged Stock] or ["Membership Interests" to include the Additional Membership Interest], with references therein to the ["Issuer" to include the New Issuer] or "Company" to include the New Company], and with references to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

         4. The Additional [Pledged Stock] or [Partnership Interest] or [Membership Interest] pledged hereby is as follows which [Pledged Stock] or [Partnership Interest] or [Membership Interest] shall be deemed part of
Schedule 1 thereto:


                          DESCRIPTION OF PLEDGED STOCK

                  Class of               Stock                     No. of
Issuer             Stock           Certificate No.   .             Shares
------            --------         -------------------             ------

New Issuer



                      DESCRIPTION OF PARTNERSHIP INTEREST

Partnership                                        Partnership Interest
-----------                                        --------------------

New Partnership

                       DESCRIPTION OF MEMBERSHIP INTEREST

                                             LLC                    No. of
Issuer                                 Certificate No.              Shares
-------                                ---------------              ------

New Company



         5. The Pledgor hereby agrees to deliver to the Agent such certificates and other documents and take such other action as shall be reasonably requested by the Agent in order to effectuate the terms hereof and the Pledge Agreement.

         6. The address for notices for the [New Issuer] or [New Partnership] or [New Company] is as follows:

                                       ______________________________
                                       ______________________________
                                       ______________________________
                                       Attention:____________________
                                       Telephone No.:________________
                                       Telecopy No.:_________________


         IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed under seal and delivered as of the date first above written.

[CORPORATE SEAL]                INSIGNIA PROPERTIES TRUST


                                By:      ____________________________________
                                         Name:    ___________________________
                                         Title:   ___________________________

                                   EXHIBIT A



                            Authorization Statement


                                                         ____________ __, 199__


To:      [Company or Partnership]

         You are hereby instructed to register the pledge of the following uncertificated security:

         All [membership] or [partnership] and other ownership interests of the undersigned in the [Company or Partnership] in favor of:

                  First Union National Bank,
                      as Administrative Agent
                  One Insignia Financial Plaza
                  Post Office Box 1329
                  Greenville, South Carolina  29602

                  Attention:        Portfolio Management and
                                            Relationship Manager


                                        Very truly yours,

                                        INSIGNIA PROPERTIES TRUST



                                        By:      _______________________________
                                                 Name:    ______________________
                                                 Title:   ______________________

                                   EXHIBIT B


                             Transaction Statement

                                                          ___________ __, 199__

To:      [Pledgor]

         and

         First Union National Bank,
             as Administrative Agent
         One Insignia Financial Plaza
         Post Office Box 1329
         Greenville, South Carolina 29602
         Attention:        Portfolio Management and
                                    Relationship Manager


         This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of First Union National Bank, as Administrative Agent:

         1. Uncertificated Security: All [membership] or [partnership] and other ownership interests of [Pledgor] in the undersigned.

         2.       Registered Owner:

                  [Pledgor]
                  Taxpayer Identification Number:    ______________

         3.       Registered Pledgee:

                  First Union National Bank,
                      as Administrative Agent
                  One Insignia Financial Plaza
                  P.O. Box 1329
                  Greenville, South Carolina 29602
                  Attention:        Portfolio Management and
                                            Relationship Manager

                  Taxpayer Identification Number:      _____________


         4. There are no liens, restrictions or other encumbrances on the interests of [Pledgor] in the undersigned, other than Permitted Liens (as defined in the Pledge and Security

                  Agreement by [Pledgor] to First Union National Bank as Administrative Agent for the ratable benefit of itself, Lehman Commercial Paper Inc. as Syndication Agent and the Lenders referenced therein), and no adverse claims to which the uncertificated security is or may be subject are known to the undersigned.


         5.       The pledge was registered on __________ __, 199__.



         THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEES AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                                        Very truly yours,

                                        [Company or Partnership]



                                        By:      ______________________________
                                                 Name:    _____________________
                                                 Title:   _____________________